UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 1, 2004

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-1155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14th Floor, 2 North Cascade Avenue, Colorado Springs, CO       80903
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

Westmoreland Coal Company reported today that the completion of the acquisition, by subsidiaries of Westmoreland, of LG&E Energy’s 50% interest in the Roanoke Valley power project (“ROVA”) will be delayed as a result of the assertion by Dominion Virginia Power, the purchaser of the electricity generated by the ROVA facility, of a right of first refusal with respect to that interest and because the parties have not received all the consents necessary to complete the transaction. Westmoreland, through its subsidiaries, currently owns 50% of the ROVA facility and has agreed to acquire LG&E Energy’s 50% interest pursuant to Westmoreland’s right of first purchase.

The transaction, originally scheduled to close by November 30, 2004, has received Federal Energy Regulatory Commission (“FERC”) approval, and the required waiting period under the Hart-Scott-Rodino Act is over. The Interest Purchase Agreement between subsidiaries of LG&E Energy and subsidiaries of Westmoreland has not been terminated or amended and remains in effect pending resolution of Dominion Virginia Power’s asserted right, which Westmoreland believes has no merit, and receipt of the remaining necessary consents. The Company is working to achieve a prompt resolution of Dominion Virginia Power’s claim and toward a closing as soon thereafter as possible.

Item 9.01.   Financial Statements and Exhibits

          (c)   Exhibits

                 Exhibit 99.1 - Press release dated December 1, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: December 1, 2004	By: /s/ Ronald H. Beck
Ronald H. Beck
Vice President - Finance and Treasurer
(A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 1, 2004

EXHIBIT 99.1

Westmoreland Reports Delay
in Completion of Proposed Purchase
of Interest in Roanoke Valley Power Project

Colorado Springs, CO – December 1, 2004 -- Westmoreland Coal Company (AMEX:WLB) reported today that the completion of the acquisition, by subsidiaries of Westmoreland, of LG&E Energy’s 50% interest in the Roanoke Valley power project (“ROVA”) will be delayed as a result of the assertion by Dominion Virginia Power, the purchaser of the electricity generated by the ROVA facility, of a right of first refusal with respect to that interest and because the parties have not received all the consents necessary to complete the transaction. Westmoreland, through its subsidiaries, currently owns 50% of the ROVA facility and has agreed to acquire LG&E Energy’s 50% interest pursuant to Westmoreland’s right of first purchase.

The transaction, originally scheduled to close by November 30, 2004, has received Federal Energy Regulatory Commission (“FERC”) approval, and the required waiting period under the Hart-Scott-Rodino Act is over. The Interest Purchase Agreement between subsidiaries of LG&E Energy and subsidiaries of Westmoreland has not been terminated or amended and remains in effect pending resolution of Dominion Virginia Power’s asserted right, which Westmoreland believes has no merit, and receipt of the remaining necessary consents. The Company is working to achieve a prompt resolution of Dominion Virginia Power’s claim and toward a closing as soon thereafter as possible.

Westmoreland Coal Company is the oldest independent coal company in the United States. The Company’s coal operations include Powder River Basin coal mining in Montana and lignite mining operations in Montana, North Dakota and Texas. Its power operations include ownership interests in two coal-fired and one natural gas-fired generating plants. Westmoreland is implementing a growth strategy dedicated to meeting America’s dual goals of low-cost power and a clean environment through the acquisition and development of complementary, niche opportunities in coal, power and other segments of the energy sector. For more information visit www.westmoreland.com.

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Throughout this news release, we make statements that are not historical facts or information and that may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, but are not limited to, the information set forth in Management’s Discussion and Analysis of Financial Condition and Results of Operations. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “projects,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, levels of activity, performance or achievements, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; health care cost trends; the cost and capacity of the surety bond market; our ability to manage growth and significantly expanded operations; our ability to implement our growth and development strategy; our ability to pay accumulated preferred stock dividends; our ability to retain key senior management; our access to financing; our ability to maintain compliance with debt covenants; our ability to identify new business opportunities; our ability to negotiate new profitable coal contracts and price reopeners and extensions of existing contracts; our ability to maintain satisfactory labor relations; changes in the industry; competition; our ability to utilize our net operating loss carryforwards; our ability to invest cash, including cash that has been deposited in the reclamation accounts, at acceptable rates of return; weather conditions; the cost and availability of transportation, including rail transportation; price of fuels other than coal; the cost of coal produced by other countries; the demand for electricity; the effect of regulatory and legal proceedings, including the bankruptcy filing by Touch America Holdings Inc. and Entech Inc.; environmental issues, including the cost of compliance with existing and future environmental requirements; the claims between the Company and Montana Power; and the other factors discussed in Items 1, 3 and Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the quarter ended September 30, 2004, filed with the Securities and Exchange Commission. As a result of the foregoing and other factors, we can give no assurance as to our future results and achievements. We disclaim any duty to update these statements, even if subsequent events cause our views to change.

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Contact: Diane Jones (719) 442-2600

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